Kayne Anderson

Midstream/Energy Fund

T-1
T-2

KMF Quarterly Report
February 28, 2011

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Fund Overview

Kayne Anderson Midstream/Energy Fund, Inc. is a newly organized non-diversified, closed-end fund. We commenced operations on November 24, 2010. Our shares of common stock are listed on the New York Stock Exchange under the symbol “KMF.”

Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies. Please see the Glossary on page 29 for description of these investment categories.

As of February 28, 2011, we had total assets of $672.4 million, net assets applicable to our common stock of $558.8 million (net assets per share of $26.23), and 21.3 million shares of common stock outstanding. As of February 28, 2011, we held $537.8 million in equity investments and $107.8 million in debt investments.

Recent Events

On March 30, 2011, we paid our initial quarterly distribution of $0.375 per common share for the quarter ended February 28, 2011. The distribution represented a partial distribution based on the net distributable income generated during our first three months of operations. The distribution represents an annualized yield of 6.0% on the initial public offering price of $25.00 per share (‘IPO price‘). We expect to be fully invested (including proceeds from leverage) during our second quarter and expect to pay a distribution for such quarter in an amount that represents an annualized yield of 6.5% on the IPO price. We anticipate paying this distribution in July 2011.

On March 3, 2011, we completed a private placement with institutional investors of $115 million of senior unsecured notes (“Senior Notes”) and $35 million of mandatory redeemable preferred stock (“MRPS”). The net proceeds from the offerings were used to repay the outstanding balance on our credit facility and to make new portfolio investments.

Our Top Ten Portfolio Investments as of February 28, 2011

Listed below are our top ten portfolio investments by issuer as of February 28, 2011.

			Percent of
		Amount	Long-Term
Holding	Sector	($ millions)	Investments

1. ONEOK, Inc.	Midstream Company	$52.3	8.1%
2. The Williams Companies, Inc.	Midstream Company	46.3	7.2
3. Buckeye Partners, L.P.	Midstream MLP	31.0	4.8
4. Kinder Morgan, Inc.	Midstream Company	28.6	4.4
5. PAA Natural Gas Storage, L.P.	Midstream MLP	27.6	4.3
6. Williams Partners L.P.	Midstream MLP	23.8	3.7
7. NiSource Inc.	Midstream Company	22.1	3.4
8. Kinder Morgan Management, LLC	Midstream Company	20.6	3.2
9. CenterPoint Energy, Inc.	Midstream Company	20.6	3.2
10. El Paso Corporation	Midstream Company	18.6	2.9

		$291.5	45.2%

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Results of Operations — For the Three Months Ended February 28, 2011

Investment Income.  Investment income totaled $3.6 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $1.8 million, and we received $3.9 million of cash dividends and distributions, of which $2.1 million was treated as return of capital during the period. During the quarter we received $1.0 million of paid-in-kind dividends, which is not included in investment income, but is reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $1.9 million, including $1.3 million of net investment management fees after fee waiver, $0.2 million of interest expense (including non-cash amortization of debt issuance costs of less than $0.1 million), and $0.4 million of other operating expenses. Management fees are calculated based on the average total assets under management.

Net Investment Income.  Our net investment income totaled $1.7 million.

Net Realized Gains.  We had net realized gains of $4.8 million including a $0.3 million realized loss from interest rate swap contracts associated with our March 3, 2011 offering of Senior Notes and MRPS.

Net Change in Unrealized Gains.  We had net unrealized gains of $45.2 million. The net unrealized gains consisted of $46.3 million of unrealized gains from investments and $1.1 million of net unrealized losses from option activity.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $51.7 million. The composition of this increase was as follows: (a) net investment income of $1.7 million; (b) net realized gains of $4.8 million; and (c) net unrealized gains of $45.2 million, as noted above.

Distribution to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months
Ended
February 28,
2011

Distributions and Other Income from Investments
Dividends and Distributions	$3.9
Paid-In-Kind Dividends and Distributions	1.0
Interest and Other Income(1)	2.3
Net Premiums Received from Call Options Written	2.3

Total Distributions and Other Income from Investments	9.5
Expenses
Investment Management Fee, net of Fee Waiver	(1.3)
Other Expenses	(0.4)

Total Management Fee and Other Expenses	(1.7)
Interest Expense	(0.2)

Net Distributable Income (NDI)	$7.6

Weighted Shares Outstanding	20.6
NDI per Weighted Share Outstanding	$0.37

(1)	Includes $0.5 million of commitment fees from PIPE investments, which is recorded as a reduction to the cost of the investment.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

On January 18, 2011, we declared our first quarterly distribution of $0.375 per common share for the period December 1, 2010 through February 28, 2011 for a total of quarterly dividend payment $8.0 million. The distribution was paid on March 30, 2011 to stockholders of record on March 23, 2011. The distribution represented a partial distribution based on our first three months of operations.

We expect to be fully invested (including proceeds from leverage) during our second quarter and expect to pay a distribution for such quarter in an amount that represents an annualized yield of 6.5% on the IPO price. We anticipate paying this distribution in July 2011.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization of capitalized debt issuance costs related to our financings is included in interest expense for GAAP purposes, but is excluded from our calculation of NDI. Further, write-offs of capitalized debt issuance costs are excluded from our calculation of NDI, but are included in interest expense for GAAP purposes.

Liquidity and Capital Resources

On January 20, 2011, we entered into a $100.0 million unsecured revolving credit (the “Credit Facility”). The Credit Facility has a three-year commitment maturing on January 20, 2014. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. We will pay a commitment fee of 0.35% per annum on any unused amounts of the Credit Facility. A full copy of the credit facility is available on our website www.kaynefunds.com.

As of February 28, 2011, we had $100.0 million outstanding on the Credit Facility at an interest rate of 2.02%. As of April 21, 2011 we had $60.0 million of borrowings under our Credit Facility.

On March 3, 2011, we closed a private placement with institutional investors of $115.0 million of Senior Notes with a weighted average interest rate of 4.29% and $35.0 million of MRPS at an interest rate of 5.32%. The proceeds were used to make new portfolio investments and for general corporate purposes.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 115.5%
Equity Investments(1) — 96.2%
United States — 91.9%
Midstream Company(2)(3) — 56.9%
Capital Product Partners L.P.(4)	801	$7,790
CenterPoint Energy, Inc.	1,300	20,620
DHT Holdings, Inc.	782	3,634
El Paso Corporation(5)	1,002	18,639
Enbridge Energy Management, L.L.C.(6)	83	5,580
Kinder Morgan Management, LLC (6)	314	20,622
Kinder Morgan, Inc.(7)	938	28,603
Knightsbridge Tankers Limited	313	7,632
National Fuel Gas Company(5)	87	6,376
NiSource Inc.	1,153	22,099
ONEOK, Inc.(5)	810	52,286
Plains All American GP LLC — Unregistered(8)(9)	7	10,605
Questar Corporation	246	4,401
Sempra Energy(5)	25	1,309
Southern Union Company	178	5,068
Spectra Energy Corp.	496	13,263
Targa Resources Corp.	473	15,514
Teekay Offshore Partners L.P.(4)	476	13,688
Teekay Tankers Ltd.	1,285	13,736
The Williams Companies, Inc.(5)	1,526	46,322

		317,787

Midstream MLP(2)(3)(10) — 28.5%
Buckeye Partners, L.P.	248	16,098
Buckeye Partners, L.P. — Unregistered, Class B Units(6)(8)	268	14,952
Chesapeake Midstream Partners, L.P.	50	1,302
Copano Energy, L.L.C.(5)	68	2,480
Crestwood Midstream Partners LP	15	456
Crestwood Midstream Partners LP — Unregistered(8)	77	2,258
DCP Midstream Partners, LP	44	1,866
Energy Transfer Equity, L.P.(5)	50	2,009
Energy Transfer Partners, L.P.(5)	301	16,525
Enterprise Products Partners L.P.(5)	360	15,684
Exterran Partners, L.P.	71	2,109
Global Partners LP	183	4,986
Magellan Midstream Partners, L.P.(5)	149	8,979
MarkWest Energy Partners, L.P.(5)	237	10,628
Niska Gas Storage Partners LLC	68	1,378
ONEOK Partners, L.P.	11	881
PAA Natural Gas Storage, L.P.	42	1,026
PAA Natural Gas Storage, L.P. — Unregistered(8)	1,168	26,534
Regency Energy Partners LP	184	5,107
Targa Resources Partners LP	6	195
Williams Partners L.P.	459	23,828

		159,281

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Other Energy — 4.1%
CONSOL Energy Inc.(5)	28	$1,400
Penn Virginia Corporation(5)	90	1,464
PPL Corporation	165	8,792
The Southern Company	300	11,433

		23,089

Other — 2.4%
Navios Maritime Partners L.P.(4)	152	3,013
Seaspan Corporation — 9.5% Series C Cumulative
Redeemable Perpetual Preferred Shares(7)	400	10,612

		13,625

Total United States (Cost — $472,236)		513,782

Canada — 4.3%
Midstream(2) — 3.1%
Enbridge Inc.	111	6,646
Keyera Corp.	100	3,889
Provident Energy Ltd.	167	1,415
Veresen Inc.	350	4,691
Westshore Terminals Investment Corporation	33	739

		17,380

Other Energy — 1.2%
Macquarie Power and Infrastructure Corporation	94	795
Northland Power Inc.	353	5,805

		6,600

Total Canadian (Cost — $22,551)		23,980

Total Equity Investments (Cost — $494,787)		537,762

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Debt Investments — 19.3%
United States — 16.2%
Upstream — 9.3%
Antero Resources LLC	9.375%	12/1/17	$11,478	$12,396
Carrizo Oil & Gas, Inc.	8.625	10/15/18	12,000	12,750
Chaparral Energy, Inc.	8.875	2/1/17	8,000	8,440
Chaparral Energy, Inc.	8.250	9/1/21	750	763
Comstock Resources, Inc.	7.750	4/1/19	3,000	3,015
Southern Pacific Resource Corp.	(11)	1/15/16	8,000	8,160
Rosetta Resources Inc.	9.500	4/15/18	6,000	6,645

				52,169

Coal — 3.4%
Foresight Energy LLC	9.625	8/15/17	12,391	13,320
Patriot Coal Corporation	8.250	4/30/18	5,000	5,350

				18,670

Midstream(2) — 2.3%
Crestwood Holdings Partners, LLC	(12)	10/1/16	5,413	5,602
Navios Maritime Acquisition Corporation	8.625	11/1/17	7,000	7,298

				12,900

Other — 0.9%
Navios Maritime Holdings Inc.	8.125	2/15/19	5,000	5,000

Other Energy — 0.3%
Basic Energy Services, Inc.	7.750	2/15/19	1,750	1,816

Total United States (Cost — $88,281)				90,555

Canada — 3.1%
Midstream(2) — 1.7%
Gibson Energy ULC	10.000	1/15/18	8,810	9,206
Upstream — 1.4%
Paramount Resources Ltd.	8.250	12/13/17	(13)	8,029

Total Canada (Cost — $16,412)				17,235

Total Debt Investments (Cost — $104,693)				107,790

Total Long-Term Investments (Cost — $599,480)				645,552

Short-Term Investment — 3.3%
Repurchase Agreement — 3.3%
J.P. Morgan Securities Inc. (Agreement dated 2/28/11 to be repurchased at $18,706), collateralized by $20,634 in U.S. Treasury securities (Cost — $18,706)	0.050	3/1/11		18,706

Total Investments — 118.8% (Cost — $618,186)				664,258

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

	No. of
Description	Contracts	Value

Liabilities
Call Option Contracts Written(14)
Midstream Company
El Paso Corporation, call option expiring 3/18/11 @ $17.00	2,000	$(304)
El Paso Corporation, call option expiring 3/18/11 @ $18.00	3,000	(240)
National Fuel Gas Company, call option expiring 3/18/11 @ $70.00	600	(216)
ONEOK, Inc., call option expiring 3/18/11 @ $60.00	1,500	(712)
Sempra Energy, call option expiring 3/18/11 @ $52.50	200	(24)
The Williams Companies, Inc., call option expiring 3/18/11 @ $30.00	1,042	(89)
The Williams Companies, Inc., call option expiring 3/18/11 @ $31.00	1,600	(54)

		(1,639)

Midstream MLP
Copano Energy, L.L.C., call option expiring 3/18/11 @ $35.00	55	(6)
Energy Transfer Equity, L.P., call option expiring 3/18/11 @ $40.00	200	(15)
Energy Transfer Partners, L.P., call option expiring 3/18/11 @ $55.00	1,200	(78)
Enterprise Products Partners L.P., call option expiring 3/18/11 @ $43.00	525	(50)
Magellan Midstream Partners, L.P., call option expiring 3/18/11 @ $57.50	900	(234)
MarkWest Energy Partners, L.P., call option expiring 3/18/11 @ $43.00	300	(68)

		(451)

Other Energy
CONSOL Energy Inc., call option expiring 3/18/11 @ $50.00	250	(54)
Penn Virginia Corporation, call option expiring 3/18/11 @ $17.50	600	(12)

		(66)

Total Call Option Contracts Written (Premiums Received $1,072)		(2,156)

Revolving Credit Facility		(100,000)
Other Liabilities		(11,488)

Total Liabilities		(113,644)
Other Assets		8,144

Total Liabilities in Excess of Other Assets		(105,500)

Net Assets		$558,758

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are categorized as “Midstream” if they (i) derive at least 50% of their revenues or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
SCHEDULE OF INVESTMENTS
FEBRUARY 28, 2011
(amounts in 000’s, except number of option contracts)
(UNAUDITED)

(3)	Includes limited liability companies.

(4)	This company is structured like an MLP but is not treated as a partnership for federal income tax purposes.

(5)	Security or a portion thereof is segregated as collateral on option contracts written.

(6)	Distributions are paid-in-kind.

(7)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(8)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(9)	The Fund believes that it is an affiliate of Plains All American GP LLC. See Note 6 — Agreements and Affiliations.

(10)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. The Fund had less than 25% of its total assets invested in publicly traded partnerships at February 28, 2011. It is the Fund’s intention to be treated as a RIC for tax purposes.

(11)	Floating rate second lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points with a 2% LIBOR floor (10.50% as of February 28, 2011).

(12)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points with a 2% LIBOR floor (10.50% as of February 28, 2011).

(13)	Principal amount is 7,500 Canadian dollars.

(14)	Security is non-income producing.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 2011
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $589,460)	$634,947
Affiliated (Cost — $10,020)	10,605
Repurchase agreement (Cost — $18,706)	18,706

Total investments (Cost — $618,186)	664,258
Cash and cash denominated in foreign currency (Cost — $7)	7
Deposits with brokers	781
Receivable for securities sold (Cost — $3,191)	3,200
Interest, dividends and distributions receivable (Cost — $2,930)	2,934
Deferred debt issuance costs and other assets	1,222

Total Assets	672,402

LIABILITIES
Revolving credit facility	100,000
Payable for securities purchased (Cost — $10,326)	10,326
Investment management fee payable	467
Call option contracts written (Premiums received — $1,072)	2,156
Accrued directors’ fees and expenses	48
Accrued expenses and other liabilities	647

Total Liabilities	113,644

NET ASSETS	$558,758

NET ASSETS CONSIST OF
Common stock, $0.001 par value (21,304,000 shares issued and outstanding and 200,000,000 shares authorized)	$21
Paid-in capital	507,279
Accumulated net investment income	1,666
Accumulated net realized gains	4,792
Net unrealized gains	45,000

NET ASSETS	$558,758

NET ASSET VALUE PER COMMON SHARE	$26.23

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$3,800
Affiliated investments	124

Total dividends and distributions (after foreign taxes withheld of $48)	3,924
Return of capital	(2,093)

Net dividends and distributions	1,831
Interest and other income (after foreign taxes withheld of $14)	1,762

Total investment income	3,593

Expenses
Investment management fees	1,647
Professional fees	102
Administration fees	91
Directors’ fees and expenses	47
Insurance	40
Reports to stockholders	30
Custodian fees	26
Other expenses	75

Total expenses — before investment management fee waiver and interest expense	2,058
Investment management fee waiver	(329)
Interest expense	198

Total expenses	1,927

Net Investment Income	1,666

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	5,126
Foreign currency transactions	(268)
Options	271
Payments on interest rate swap contracts	(337)

Net Realized Gains	4,792

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	45,707
Investments — affiliated	585
Foreign currency translations	11
Options	(1,084)

Net Change in Unrealized Gains	45,219

Net Realized and Unrealized Gains	50,011

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$51,677

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(amounts in 000’s, except share amounts)

		For the Period
	For the Three	November 24,
	Months Ended	2010 through
	February 28, 2011	November 30,
	(Unaudited)	2010

OPERATIONS
Net investment income (loss)	$1,666	$(273)
Net realized gains	4,792	—
Net change in unrealized gains (losses)	45,219	(219)

Net Increase (Decrease) in Net Assets Resulting from Operations	51,677	(492)

CAPITAL STOCK TRANSACTIONS
Proceeds from initial public offering of 19,000,000 shares of common stock	—	475,000
Proceeds from issuance of 2,300,000 shares of common stock in connection with the exercise of the overallotment option granted to the underwriters	57,500	—
Underwriting discounts and offering expenses associated with the issuance of common stock	(2,702)	(22,325)

Net Increase in Net Assets from Capital Stock Transactions	54,798	452,675

Total Increase in Net Assets	106,475	452,183

NET ASSETS
Beginning of period	452,283	100

End of period	$558,758	$452,283

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED FEBRUARY 28, 2011
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$51,677
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	2,093
Net realized gains from investments, options and interest rate swap contracts	(5,060)
Unrealized gains (excluding impact on cash of $11 of foreign currency translations)	(45,208)
Amortization of bond premium	66
Purchase of long-term investments	(682,032)
Proceeds from sale of long-term investments	142,122
Proceeds from sale of short-term investments, net	413,236
Increase in deposits with brokers	(781)
Increase in receivable for securities sold	(3,200)
Increase in interest, dividends and distributions receivable	(2,418)
Increase in other assets, net	(181)
Amortization of deferred debt issuance costs	38
Decrease in payable for securities purchased	(25,070)
Increase in investment management fee payable	380
Increase in option contracts written, net	1,072
Increase in accrued directors’ fees and expenses	45
Decrease in accrued expenses and other liabilities	(491)

Net Cash Used in Operating Activities	(153,712)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from revolving credit facility	100,000
Proceeds from issuance of common stock	57,500
Issuance cost associated with revolving credit facility	(1,079)
Underwriting discount and offering expenses associated with the issuance of common stock	(2,702)

Net Cash Provided by Financing Activities	153,719

NET INCREASE IN CASH	7
CASH — BEGINNING OF PERIOD	—

CASH — END OF PERIOD	$7

Supplemental disclosure of cash flow information:

During the three months ended February 28, 2011, there were no state income taxes paid and interest paid was $69.

During the three months ended February 28, 2011, the fund received $1,031 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Three	For the Period
	Months Ended	November 24, 2010(1)
	February 28, 2011	Through
	(Unaudited)	November 30, 2010

Per Share of Common Stock(2)
Net asset value, beginning of period	$23.80	$23.83	(3)
Net investment income (loss)	0.08	(0.02)
Net realized and unrealized gains (losses)	2.39	(0.01)

Total income (loss) from operations	2.47	(0.03)

Effect of offering costs on the issuance of common stock	(0.01)	—

Effect of issuance of common stock	(0.03)	—

Net asset value, end of period	$26.23	$23.80

Per share market value, end of period	$24.82	$25.00

Total investment return based on common stock market value(4)	(0.7)%	0.0%

Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$558,758	$452,283
Ratio of expenses to average net assets
Management fees(6)	1.4%	1.3%
Other expenses	0.3	0.3	(7)

Subtotal	1.7%	1.6
Interest expense	0.2	—
Management fee waivers	(0.3)	(0.3)

Total expenses	1.6%	1.3%

Ratio of net investment income (loss) to average net assets	1.4%	(1.3	)%(7)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets(8)	10.5%	(0.1)%
Portfolio turnover rate(8)	34.0%	0.0%
Average net assets	$492,978	$452,775
Revolving credit facility outstanding, end of period	100,000	—
Average shares of common stock outstanding	20,630,111	19,004,000
Asset coverage of total debt(9)	658.8%	—
Average amount of borrowings per share of common stock during the period(2)	$1.22	—

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(4)	Not annualized. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported.

(5)	Unless otherwise noted, ratios are annualized since period is less than one full year.

(6)	Ratio reflects total management fee before waiver.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(7)	For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

(8)	Not annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the Investment Company Act of 1940, as amended (the “1940 Act”). Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

1.	Organization

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts and repurchase agreements.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidated value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund may hold securities that are privately issued, illiquid or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which, in the judgment of its KA Fund Advisors, LLC (“KAFA” or the “Adviser”), reliable market quotations are not readily available, the pricing service does not provide a valuation, or provide a valuation that in the judgment of its Adviser is stale or does not represent fair value, valuations are determined in a manner that most fairly reflects fair value of the security on the

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KAFA’s investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a quarterly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee generally meets on or about the end of each quarter to consider new valuations presented by KAFA, if any, which were made in accordance with the valuation procedures in such quarter. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Valuation Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

As of February 28, 2011, the Fund held 9.7% of its net assets applicable to common stockholders (8.1% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at February 28, 2011 was $54,349. See Note 7 — Restricted Securities.

E. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At February 28, 2011, the Fund had no open short sales, nor did it engage in any short sales during the period.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Fund may use interest rate swap contracts to hedge against increasing interest expense on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.  The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would ordinarily realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price.

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

The following table sets forth the Fund’s estimated total return of capital portion of the distributions received from its investments. The return of capital portion of the distributions is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments and increases Net Realized Gains (Losses) and Net Change in Unrealized Gains (Losses).

Three Months Ended
February 28, 2011

Return of capital portion of distributions received	53%
Return of capital — attributable to Net Realized Gains (Losses)	$50
Return of capital — attributable to Net Change in Unrealized Gains (Losses)	2,043

Total return of capital	$2,093

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three months ended February 28, 2011, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the Fund’s debt securities were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Buckeye Partners, L.P. (Class B Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. In connection with the purchase of units directly from PAA Natural Gas Storage, L.P. (“PNG”) in a PIPE transaction, the Fund was entitled to the distribution paid to unitholders of record on February 4, 2011, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PNG units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the three months ended February 28, 2011, the Fund received the following stock dividends.

Three Months Ended
February 28, 2011

Buckeye Partners, L.P. (Class B Units)	$264
Enbridge Energy Management, L.L.C.	77
Kinder Morgan Management, LLC	287
PAA Natural Gas Storage, L.P.	403

Total stock dividends	$1,031

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. The estimated characterization of the distributions paid to stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely- than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three months ended February 28, 2011, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Offering Costs — Offering costs incurred in connection with the sale of shares of common stock are charged to paid-in capital when the shares are issued. During the three months ended February 28, 2011, offering costs of $115 were incurred in connection with the issuance of common stock pursuant to the exercise of the overallotment option.

P. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment. For instance, the Fund’s repurchase agreements, which are collateralized by U.S. Treasury

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

bonds, are generally high quality and liquid; however, the Fund reflects these repurchase agreements as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at February 28, 2011. The Fund presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$537,762	$483,413	$—	$54,349
Debt investments	107,790	—	107,790	—
Repurchase agreement	18,706	—	18,706	—

Total assets at fair value	$664,258	$483,413	$126,496	$54,349

Liabilities at Fair Value
Call option contracts written	$2,156	$—	$2,156	$—

For the three months ended February 28, 2011, there were no transfers between Level 1 and Level 2.

In January 2010, the FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU 2010-06 amends FASB Accounting Standards Codification Topic, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required are effective for the Fund’s fiscal year beginning December 1, 2011 and for interim periods within that fiscal year. Such disclosures will present separately the Level 3 purchases, sales, issuances and settlements on a gross basis instead of one net amount. Management will continue to evaluate the impact of ASU No. 2010-06 for the required disclosures.

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three months ended February 28, 2011.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments

Balance — November 30, 2010	$—
Transfers in/out of Level 3	(15,000)
Realized gain (losses)	—
Unrealized gains, net	2,466
Purchases, issuances or settlements	66,883

Balance — February 28, 2011	$54,349

The $2,466 of net unrealized gains presented in the table above for the three months ended February 28, 2011 relate to investments that were still held at February 28, 2011, and the Fund presents these unrealized gains (losses) on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases, issuances or settlements of $66,883 for the three months ended February 28, 2011 relate to the Fund’s investments in Crestwood Midstream Partners LP, Buckeye Partners, L.P. (Class B Units), Buckeye Partners, L.P. (Common Units), PAA Natural Gas Storage, L.P. and Plains All American GP LLC. The Fund’s investment in the common units of Buckeye Partners, L.P., which is noted as a transfer out of Level 3 in the table above, became registered effective February 15, 2011.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

4.	Taxes

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and any net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions.

At February 28, 2011, the cost basis of investments for federal income tax purposes was $618,186, and the net cash received on option contracts written was $1,072. At February 28, 2011, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$48,051
Gross unrealized depreciation of investments (including options)	(3,063)

Net unrealized appreciation of investments before foreign currency related translations	44,988
Unrealized appreciation on foreign currency related translations	12

Net unrealized appreciation of investments	$45,000

5.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on making quarterly cash distributions to its stockholders. Under normal circumstances, the Fund will invest at least 80% of total assets in securities of companies in the Midstream/Energy Sector and will invest at least 50% of total assets in securities of Midstream MLPs and Midstream Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Midstream/Energy Sector. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement —  The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.

For the three months ended February 28, 2011, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund. During the first year of investment activities following the Fund’s initial offering, KAFA has contractually agreed to waive or reimburse the Fund for fees in an amount equal on an annual basis to 0.25% of its monthly average total assets.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of debt and preferred stock, minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Plains All American GP LLC — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“PAA GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP, including the Fund, own units of PAA GP. The Fund believes that it is an affiliate of PAA GP under the 1940 Act by virtue of (i) the Fund and other affiliated Kayne Anderson funds’ ownership interests in PAA GP and (ii) Mr. Sinnott’s participation on the board of PAA GP. PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and PAA GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Fund does not believe it is an affiliate of PNG based on the current facts and circumstances.

7.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

At February 28, 2011, the Fund held the following restricted investments:

				Number of
				Units,
		Acquisition	Type of	Principal ($)	Cost	Fair	Fair Value	Percent of	Percent of
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	Per Unit	Net Assets	Total Assets

Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	1/18/11	(2)	268	$15,000	$14,952	$55.85	2.7%	2.2%
Crestwood Midstream Partners LP	Common Units	12/3/10	(2)	77	1,971	2,258	29.32	0.4	0.3
PAA Natural Gas Storage, L.P.	Common Units	2/8/11	(2)	1,168	24,750	26,534	22.72	4.7	4.0
Plains All American GP LLC	Class A Common Units	12/23/10, 12/31/10	(3)	7	10,020	10,605	1,522	1.9	1.6

Total					$51,741	$54,349		9.7%	8.1%

Level 2 Investments(4)
Basic Energy Services, Inc.	Senior Notes	2/3/11	(2)	$1,750	$1,750	$1,816	n/a	0.3%	0.3%
Carrizo Oil & Gas, Inc.	Senior Notes	(5)	(2)	12,000	12,337	12,750	n/a	2.3	1.9
Chaparral Energy, Inc.	Senior Notes	2/7/11	(2)	750	750	763	n/a	0.1	0.1
Crestwood Holdings Partners, LLC	Secured Term Loan	(5)	(3)	5,413	5,594	5,602	n/a	1.0	0.8
Foresight Energy LLC	Senior Notes	(5)	(3)	12,391	13,277	13,320	n/a	2.4	2.0
Navios Maritime Holdings Inc.	Senior Notes	1/13/11, 1/20/11	(2)	5,000	5,005	5,000	n/a	0.9	0.7
Paramount Resources Ltd.	Senior Notes	11/30/10	(2)	(6)	7,306	8,029	n/a	1.4	1.2
Southern Pacific Resource Corp.	Secured Term Loan	(5)	(2)	8,000	7,916	8,160	n/a	1.5	1.2

Total					$53,935	$55,440		9.9%	8.2%

Total of all restricted securities					$105,676	$109,789		19.6%	16.3%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	Unregistered security of a public company.

(3)	Unregistered security of a private company.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Security was acquired at various dates during the fiscal period ended November 30, 2010 or the quarter ended February 28, 2011.

(6)	Principal amount is 7,500 Canadian dollars.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

Transactions in option contracts for the three months ended February 28, 2011 were as follows:

	Number of
	Contracts	Premium

Call Options Written
Options outstanding at beginning of period	—	$—
Options written	31,280	2,500
Options subsequently repurchased(1)	(4,169)	(366)
Options exercised	(11,948)	(990)
Options expired	(1,191)	(72)

Options outstanding at end of period	13,972	$1,072

(1)	The price at which the Fund subsequently repurchased the options was $139, which resulted in net realized gains of $227.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	February 28, 2011

Call options	Call option contracts written	$(2,156)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months
		Ended February 28, 2011
			Net Change in
		Net Realized	Unrealized
	Location of Gains on	Gains/(Losses) on	Gains/(Losses) on
	Derivatives	Derivatives	Derivatives
Derivatives Not Accounted for as	Recognized in	Recognized in	Recognized in
Hedging Instruments	Income	Income	Income

Call options	Options	$271	$(1,084)
Interest rate swap contracts	Interest rate swap contracts	(337)	—

		$(66)	$(1,084)

During the three months ended February 28, 2011, the Fund entered into interest rate swap contracts ($125,000 notional amount) in anticipation of the private placements of senior unsecured notes and mandatory redeemable preferred stock. On February 17, 2011, these interest rate swap contracts were terminated in conjunction with the pricing of the private placements and resulted in a $337 realized loss.

9.	Investment Transactions

For the three months ended February 28, 2011, the Fund purchased and sold securities in the amounts of $682,032 and $142,122 (excluding short-term investments and options), respectively.

10.	Revolving Credit Facility

On January 20, 2011, the Fund entered into a $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of banks. The Credit Facility has a three-year commitment maturing on January 20, 2014. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 2.25%, depending on the Fund’s asset

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amount in 000’s, except option contracts, share and per share)
(UNAUDITED)

coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.35% on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the three months ended February 28, 2011, the average amount outstanding under the Credit Facility was $25,200 with a weighted average interest rate of 2.41%. As of February 28, 2011, the Fund had $100,000 outstanding on the Credit Facility at an interest rate of 2.02%.

11.	Common Stock

The Fund has 200,000,000 shares of common stock authorized. Of the 21,304,000 shares of common stock outstanding at February 28, 2011, KAFA owned 4,000 shares. Transactions in common shares for the three months ended February 28, 2011 were as follows:

Shares outstanding at November 30, 2010	19,004,000
Shares issued in connection with the exercise of the overallotment option granted to the underwriters	2,300,000

Shares outstanding at February 28, 2011	21,304,000

12.	Subsequent Events

On March 3, 2011, the Fund completed a private placement with institutional investors of $115,000 of senior unsecured notes (“Senior Notes”) and $35,000 of mandatory redeemable preferred stock (“MRPS”). The net proceeds from the offerings were used repay the outstanding balance on the Credit Facility. Remaining proceeds were used to make new portfolio investments and for general corporate purposes.

The table below sets forth the key terms of each series of the Senior Notes and MRPS:

Security	Amount	Rate	Maturity

Senior Notes
Series A	$55,000	3.93%	3/3/16
Series B	60,000	4.62%	3/3/18

Total	$115,000

Series A MRPS, $25.00 liquidation value per share (1,400,000 shares issued)	$35,000	5.32%	3/3/18

On March 30, 2011, the Fund paid its initial quarterly distribution of $0.375 per common share for the quarter ended February 28, 2011 for a total quarterly distribution payment of $7,989. The distribution represented a partial distribution based on the net distributable income generated during its first three months of operations. The distribution was paid to stockholders of record on March 23, 2011. Of this total, pursuant to the Fund’s dividend reinvestment plan, $2,420 was reinvested into the Fund through the issuance of 101,539 shares of common stock.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.
GLOSSARY
(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this Annual Report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels, (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (c) MLP Affiliates of Midstream MLPs.

“MLPs” means entities that are structured as Master Limited Partnerships and their affiliates and includes Midstream MLPs, Other MLPs and MLP Affiliates.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
William R. Cordes	Director
Barry R. Pearl	Director
Albert L. Richey	Director
William L. Thacker	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	350 Jericho Turnpike, Suite 206
Houston, TX 77002	Jericho, NY 11753

1800 Avenue of the Stars, Second Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.